Exhibit 10.1

        Execution Copy

STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of August 20, 2002 (the "Closing Date"), by and among Otis Spunkmeyer Holdings, Inc., a Delaware corporation (the "Company"), Code, Hennessy & Simmons IV LP ("CHS") and each of the other individuals and entities listed on Schedule of Investors attached hereto (with CHS, collectively referred to herein as the "Investors" and individually as "Investor").

        WHEREAS, the Investors desire to purchase, and the Company desires to issue and sell, an aggregate of 49,292.149 shares of the Company's Class A Preferred Stock, par value $.01 per share (the "Preferred Stock"), 46,292,149 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and 3,000,000 shares of the Company's Nonvoting Common Stock, par value $.01 per share (the "Nonvoting Common), each on the terms and subject to the conditions contained in this Agreement. All of such shares of Preferred Stock, Common Stock and Nonvoting Common are referred to herein as the "Investor Securities."

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Purchase and Sale of the Investor Securities.

        (a)   Upon execution of this Agreement, each Investor will purchase, and the Company will issue and sell to such Investor the number of shares of Preferred Stock, at a price of $1,000.00 per share, and the number of shares of Common Stock and/or Nonvoting Common, at a price of $1.00 per share, set forth beside such Investor's name on the Schedule of Investors attached hereto.

        (b)   In connection with the purchase and sale of Investor Securities hereunder, each Investor represents and warrants to the Company as to himself, herself or itself that:

            (i)  The Investor Securities to be acquired by the Investor pursuant to this Agreement will be acquired for the Investor's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended from time to time (the "Securities Act"), or any applicable state securities laws, and the Investor Securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

           (ii)  The Investor is sophisticated in financial matters and is able to evaluate the risks and benefits of his, her or its investment in the Investor Securities.

          (iii)  The Investor qualifies as an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

          (iv)  The Investor is able to bear the economic risk of his, her or its investment in the Investor Securities for an indefinite period of time because the Investor Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

           (v)  The Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Investor Securities and has had full access to such other information concerning the Company as he, she or it has requested. The Investor has reviewed or has had the opportunity to review a copy of the Agreement and Plan of Merger, dated as of June 27, 2002, by and among the Company, Otis Spunkmeyer, Inc., Otis Spunkmeyer Merger Sub, Inc. and certain other parties as listed on the signature pages thereto (the "Merger Agreement"), and the Investor is familiar with the transactions contemplated thereby.

          (vi)  This Agreement constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Investor is a party or any judgment, order or decree to which the Investor is subject other than to the extent that any such conflict, violation or breach which would not individually or in the aggregate have a material adverse effect on such Investor's ability to consummate the purchase of the Investor Securities and the other transactions contemplated herein.

        (c)   In connection with the purchase and sale of Investor Securities hereunder, the Company represents and warrants to each Investor that:

            (i)  The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

           (ii)  The Company has or prior to the Closing Date will have taken all corporate action required to authorize the execution and delivery of this Agreement and the issuance of the Investor Securities.

          (iii)  The Investor Securities, when issued and upon payment of the purchase price therefor, will be duly authorized, validly issued, fully paid and non-assessable.

          (iv)  This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject other than to the extent that any such conflict, violation or breach which would not individually or in the aggregate have a material adverse effect on the Company's ability to consummate the issuance of the Investor Securities and the other transactions contemplated herein.

           (v)  As of the Closing Date and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 100,000 shares of Preferred Stock of which 49,292.149 shares shall be issued and outstanding, (b) 97,600,000 shares of Common Stock, of which 46,292,149 shares shall be issued and outstanding, (c) 3,000,000 shares of Nonvoting Common, of which 3,000,000 shares shall be issued and outstanding, (d) 3,338,692 of Common Stock shall be reserved for issuance upon exercise of the options issued pursuant to the Otis Spunkmeyer Holdings, Inc. 2002 Stock Option Plan (the "Option Plan"), as approved by the Board and the holders of at least a majority of the outstanding capital stock of the Company entitled to vote on the matter and (e) 3,014,031 shares of Common Stock and 3,014.031 shares of Preferred Stock shall be reserved for issuance upon exercise of the options issued pursuant to the Otis Spunkmeyer Holdings, Inc. 2002 Rollover Option Plan ("Rollover Option Plan") as approved by the Board and the holders of at least a majority of the outstanding capital stock of the Company entitled to vote on the matter. As of the Closing Date, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans except for those options to purchase shares of Preferred Stock or shares of Common Stock issued pursuant to the Stock Option Plan and the Rollover Option Plan.

          (vi)  The offer, sale and issuance of the Investor Securities hereunder do not require registration under the Securities Act of 1933, as amended, or any applicable state securities laws.

        2.    Restrictions on Transfer of the Investor Securities.

        (a)   Restricted Securities (as defined below) are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A under the Securities Act (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 2(b) below and upon receiving the prior written consent of the Company, any other legally available means of transfer.

        (b)   In connection with the transfer of any Restricted Securities pursuant to clause (iii) of Section 2(a) above (other than a transfer to an Affiliate; for purposes of this Agreement, the term "Affiliate" shall have the meaning given to it in the Stockholders Agreement, dated as of the date hereof, by and among the Company, the Investors, and others, as in effect from time to time (the "Stockholders Agreement")), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 2(e). Each opinion of counsel delivered to the Company under this Section 2 shall be in form and substance reasonably satisfactory to the Company. If the Company is not required to deliver new certificates without such legend for such Restricted

Securities, the holder of the Restricted Securities shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 2.

        (c)   Upon the request of any holder of the Restricted Securities, the Company shall promptly supply to such holder of the Restricted Securities or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144 or 144A under the Securities Act.

        (d)   If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 2(e) below from the certificates for such Restricted Securities.

        (e)   Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON AUGUST 20, 2002 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF AUGUST 20, 2002 AS AMENDED AND MODIFIED FROM TIME TO TIME, BY AND AMONG THE ISSUER, THE ORIGINAL HOLDER HEREOF AND OTHERS, AND THE ISSUER RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

        (f)    The term "Restricted Securities" means the Investor Securities. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the legend set forth in Section 2(e) have been delivered by the Company in accordance with this Section 2. Whenever any particular securities of the Company cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a legend of the character set forth in Section 2(e).

        (g)   Notwithstanding anything to the contrary contained herein, the Investor Securities are also subject to the restrictions on transfer set forth in the Stockholders Agreement, and nothing herein shall be interpreted to limit the restrictions on transfer set forth therein.

        3.    Covenants.    Subject to the last sentence of this Section 3, the Company shall deliver to each Investor the following:

        (a)   As soon as available but in any event no later than 90 days after the end of each fiscal year, audited consolidated financial statements of the Company, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit using United States generally accepted auditing standards, by independent certified public accountants of national reputation selected by the Company, stating that such financial statements have been so prepared. The consolidated financial statements of the Company shall contain a balance sheet as of the end of such fiscal year and a statement of operations, cash flows and stockholders' equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year.

        (b)   As soon as available but in any event no later than 90 days following the first day of each fiscal year of the Company, a budget prepared by the Company for each month of such fiscal year prepared in the same level of detail as prepared for and delivered to the Company's Board of Directors for the Company and its Subsidiaries, accompanied by a statement of the Chief Financial Officer of the Company to the effect that the budget is a reasonable estimate for the period covered thereby.

        (c)   As soon as available but in any event no later than 30 days after the end of each calendar month, the Company's unaudited consolidated and consolidating interim balance sheet as of the end of such month and the related unaudited consolidated and consolidating interim statements of operations and cash flows for such one-month period and the portion of the fiscal year through the end of such month, setting forth in each case, in comparative form, figures for the corresponding fiscal periods in the preceding fiscal year (subject to normal year-end audit adjustments and the absence of footnote disclosure).

        (d)   The Company shall, and shall cause its Subsidiaries to, furnish to each Investor any information which such holder may from time to time reasonably request concerning any covenant, provision or condition of the Company's financing documents or any matter in connection with the Company's or any of its Subsidiaries' business and operations. For so long as any Investor and its Affiliates own, directly or indirectly, shares of Common Stock and Nonvoting Common of the Company totaling in excess of 5% of the total shares of Common Stock and Nonvoting Common outstanding, such Investor shall have the right to visit and inspect any of the properties of the Company or any of its Subsidiaries, all at reasonable times.

        The obligations of the Company under this Section 3 with respect to any Investor shall terminate upon the earlier of (i) the consummation of a public offering of securities of the Company under the Securities Act and (ii) the date that such Investor and its Affiliates own less than 25% of the Investor Securities issued by the Company to such Investor hereunder.

        4.    Notices.    Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated or indicated on the Company's books and records:

  If to the Company:

    Otis Spunkmeyer Holdings, Inc.
    c/o Code, Hennessy & Simmons, LLC
    10 South Wacker Drive, Suite 3175
    Chicago, IL 60606
    Facsimile: (312) 876-3854
    Attn: Andrew W. Code and Steven R. Brown

    with a copy to:

    Kirkland & Ellis
    200 East Randolph Drive
    Chicago, IL 60601
    Facsimile: (312) 861-2200
    Attn: Sanford E. Perl

or such other address(es) or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service

        5.    General Provisions.

          (a)    Transfers in Violation of Agreement.    Any transfer or attempted transfer of any Investor Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Investor Securities as the owner of such Investor Securities for any purpose.

          (b)    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (c)    Complete Agreement.    This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (d)    Counterparts.    This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (e)    Successors and Assigns.    Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each Investor, the Company and their respective successors and assigns (including subsequent holders of Investor Securities); provided that the rights and obligations of each Investor under this Agreement shall not be assignable except in connection with a permitted transfer of the Investor Securities hereunder.

          (f)    Choice of Law.    The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (g)    Remedies.    Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (h)    Amendment and Waiver.    The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and each of the Investors hereunder.

*    *    *    *

        IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first written above.

OTIS SPUNKMEYER HOLDINGS, INC.
	By:	/s/ STEVE BROWN
Name:
Its:
CODE HENNESSY & SIMMONS IV LP
	By:	CHS Management IV LP
	Its:	General Partner
	By:	Code Hennessy & Simmons LLC
	Its:	General Partner
	By:	/s/ ANDREW CODE
Its:
CIBC WMC INC.
	By:	/s/ WILLIAM PHOENIX
	Name:	William Phoenix
	Its:	Managing Director
GS MEZZANINE PARTNERS II, L.P.
	By:	GS Mezzanine Advisors II, L.L.C.
	Its:	General Partner
	By:	/s/ MUNEER A. SATTER
	Name:	Muneer A. Satter
	Its:	VP
GS MEZZANINE PARTNERS II OFFSHORE, L.P.
	By:	GS Mezzanine Advisors II, L.L.C.
	Its:	General Partner
	By:	/s/ MUNEER A. SATTER
	Name:	Muneer A. Satter
	Its:	VP
Signature Page to Stock Purchase Agreement

RANDOLPH STREET PARTNERS V
	By:	/s/ KEVIN EVANICH
Name:
Its:
Signature Page to Stock Purchase
Agreement

STONE STREET FUND 2000, L.P.
	By:	Stone Street 2000, L.L.C.
	Its:	General Partner
	By:	/s/ MUNEER A. SATTER
	Name:	Muneer A. Satter
	Its:	VP
Signature Page to Stock Purchase
Agreement

/s/ PAIGE P. WALSH PAIGE P. WALSH
CHS ASSOCIATES FUND IV, L.P.
	By:	Code Hennessey & Simmons LLC
	Its:	General Partner
	By:	/s/ ANDREW CODE
Name:
Its:
Signature Page to Stock Purchase Agreement

Schedule of Investors

Investor	Preferred Stock	Common Stock	Nonvoting Common Stock	Aggregate Purchase Price
Code Hennessy & Simmons IV LP 10 South Wacker Drive, Suite 3175 Chicago, IL 60606 Facsimile: (312) 876-3854 Attn: Andrew W. Code and Steven R. Brown	37,398.438	37,398,438	0	$74,796,876.17
CHS Associates Fund IV, L.P. 10 South Wacker Drive, Suite 3175 Chicago, IL 60606 Facsimile: (312) 876-3854 Attn: Andrew W. Code and Steven R. Brown	61.414	61,414	0	$122,827.95
Paige P. Walsh 13008 Falmouth Street Leawood, Kansas 66209 Facsimile: 913-317-8538	3.500	3,500	0	$7,000.00
CIBC WMC Inc. 125 Lexington Avenue New York, NY 10017 Facsimile: (212) 885-4827 Attn: William Phoenix	7,500.000	4,500,000	3,000,000	$15,000,000.00
GS Mezzanine Partners II, L.P. 85 Broad Street New York, NY 10004 Facsimile: (212) 902-3000 Attn: Kaca Enquist	1,852.000	1,851,892	0	$3,703,892.00
GS Mezzanine Partners II Offshore, L.P. 85 Broad Street New York, NY 10004 Facsimile: (212) 902-3000 Attn: Kaca Enquist	565.000	564,775	0	$1,129,775.00
Stone Street Fund 2000, L.P. 85 Broad Street New York, NY 10004 Facsimile: (212) 902-3000 Attn: Kaca Enquist	83.000	83,333	0	$166,333.00
Randolph Street Partners V 200 East Randolph Drive, Suite 5700 Chicago, IL 60601 Facsimile: (312) 861-2200 Attn: Jack S. Levin, P.C.	100.000	100,000	0	$200,000.00